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                                                                   Exhibit 10.23

                      FOURTH AMENDMENT TO REVOLVING CREDIT
                             AND SECURITY AGREEMENT

     THIS FOURTH AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT (the "Agreement") is entered into as of May 30, 2003 by and among Robotic Vision Systems, Inc., a corporation organized under the laws of the State of Delaware (the "Borrower"), the financial institutions which are now or which hereafter become a party hereto (collectively, the "Lenders" and individually a "Lender") and PNC BANK, NATIONAL ASSOCIATION ("PNC"), as agent for Lenders (PNC, in such capacity, the "Agent").

                                    RECITALS

     WHEREAS, the Borrower and PNC entered into a Revolving Credit and Security Agreement dated April 28, 2000 (as has been and may be further amended, the "Loan Agreement"); and

     WHEREAS, the Borrower, PNC, Middlefield Ventures, Inc., Intel Corp. and Pat
V. Costa entered into a Subordination, Forbearance and Waiver of Offset Rights Agreement dated April 11, 2003 (as may be further amended, the "Forbearance Agreement"); and

     WHEREAS, the Borrower and PNC have agreed to modify the terms of the Loan Agreement as set forth in this Agreement.

     NOW, THEREFORE, in consideration of PNC's continued extension of credit and the agreements contained herein, the parties agree as follow:

                                   AGREEMENT

     1. ACKNOWLEDGMENT OF BALANCE. Borrower acknowledges that the most recent statement of account sent to Borrower with respect to the Obligations is correct.

     2. MODIFICATION OF LOAN AGREEMENT. The Loan Agreement be and hereby is modified as follows:

               A.   The definition of "Revolving Interest Rate" contained in
          Section I.1.2 of the Loan Agreement is hereby deleted and a new definition is substituted therefor to read as follows: "Revolving Interest Rate" shall mean an interest rate per annum equal to the Base Rate plus two (2%) per cent with respect to Domestic Rate Loans.

               B. The Termination Date as set forth in Section 13.1 is hereby deleted and replaced with the new Termination Date of August 14, 2003.

     3. MODIFICATION OF FORBEARANCE AGREEMENT. The Forbearance Agreement be and hereby is modified as follows:

               A. Paragraph 23(vi) is hereby deleted and a new paragraph 23(vi) is substituted to read as follows: "Forbearance Period" shall mean the period commencing on the date hereof and ending on the earlier to occur of August 14, 2003 or the date that any Forbearance Default occurs.

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     4.   ACKNOWLEDGMENTS. Borrower acknowledges and represents that:

          A. the Loan Agreement, the Forbearance Agreement and the Other Documents, as amended hereby, are in full force and effect without any defense, claim, counterclaim, right or claim of set-off;

          B. to the best of its knowledge, no default by the Agent or Lenders in the performance of their duties under the Loan Agreement, the Forbearance or the Other Documents has occurred;

          C. all representations and warranties of the Borrower contained herein and in the Other Documents are true and correct in all material respects as of this date, except for any representation or warranty that specifically refers to an earlier date; and except for representations and warranties that are categorized as "Designated Defaults;"

          D. Borrower has taken all necessary action to authorize the execution and delivery of this Agreement; and

          E. this Agreement is a modification of an existing obligation and is not a novation.

     5. PRECONDITIONS. As preconditions to the effectiveness of any of the modifications, consents, or waivers contained herein, the Borrower shall deliver to the Agent, simultaneously with the execution hereof: (i) Secretary's Certificate of the Borrower containing Resolutions authorizing the execution of this Agreement; (ii) the first installment of the Forbearance Fee in the amount of $12,500; and (iii) Agent's counsel's fees.

     6. FORBEARANCE FEE. The Borrower shall pay to the Agent a Forbearance Fee in the amount of $100,000 as follows: $12,500 on the date hereof; $12,500 on June 30, 2003; $50,000 on July 21, 2003; and $25,000 on August 8, 2003.
Except for the payment of $12,500 due on the date hereof, no further portion of the Forbearance Fee shall be due and payable if, as of the date such payment is due, the Obligations have been paid in full. Failure of the Borrower to pay the above mentioned fees on the dates set forth above shall be deemed an Event of Default under the Loan Agreement.

     7. POST-CONDITIONS. The Borrower shall: (i) by June 3, 2003 deliver to the Agent evidence that an amount of not less than $300,000 (less expenses and back rent owed by Borrower to its Landlord) has been received by the Borrower from Sick A.G. resulting from the settlement of a $500,000 hold-back from the sale of Borrower's former material handling division; (ii) by June 5, 2003 complete the implementation of a full cash dominion program in favor of the Agent; (iii) by June 16, 2003 deliver to the Agent evidence that the Borrower has received additional Subordinated Debt (in form and substance satisfactory to the Agent) of at least $2,000,000, or additional equity of at least $2,000,000;
(iv) by June 30, 2003 deliver to the Agent either (A) a letter of interest regarding the sale of the Semiconductor Equipment Group in form satisfactory to the Agent, or (B) a letter of interest regarding the sale of the Acuity Cimatrix division that is satisfactory to the Agent in all respect; or (C) a proposal from an alternate lender to refinance Borrower's Obligations due to the Agent in all respects satisfactory to the Agent; (v) by July 15, 2003 deliver to the Agent either (A) a definitive letter of intent with respect to the sale of the Semiconductor Equipment Group in form and substance satisfactory to the Agent, or (B) a definitive letter of intent with respect to the sale of the Acuity Cimatrix division in form and substance satisfactory to the Agent, or (C) an unconditional commitment from an alternative lender to refinance the Obligations due PNC in form and substance satisfactory to the Agent; and (vi) by July 14, 2003 deliver to the Agent cash flow projections through August 14, 2003. Failure by the Borrower to comply with any of the provisions contained in this paragraph 7 shall be deemed an Event of Default under the Loan Agreement.

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     8.   MISCELLANEOUS. This Agreement shall be construed in accordance with and governed by the laws of the State of New York, without reference to that state's conflicts of law principles. This Agreement, the Loan Agreement, the Forbearance Agreement and the Other Documents constitute the sole agreement of the parties with respect to the subject matter thereof and supersede all oral negotiations and prior writings with respect to the subject matter thereof. No amendment of this Agreement, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto. The illegality, unenforceability or inconsistency of any provision of this Agreement shall not in any way affect or impair the legality, enforceability or consistency of the remaining provisions of this Agreement, the Loan Agreement, the Forbearance Agreement or the Other Documents. This Agreement, the Loan Agreement, the Forbearance Agreement and the Other Documents are intended to be consistent. However, in the event of any inconsistencies among this Agreement, the Loan Agreement, the Forbearance Agreement and any of the Other Documents, the terms of this Agreement, then the Loan Agreement, shall control. This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts. Each such counterpart shall be deemed an original, but all such counterparts shall together constitute one and the same agreement.

     9. DEFINITIONS. The terms used herein and not otherwise defined or modified herein shall have the meanings ascribed to them in the Loan Agreement and the Forbearance Agreement. The terms used herein and not otherwise defined or modified herein or defined in the Loan Agreement and the Forbearance Agreement shall have the meanings ascribed to them by the Uniform Commercial Code as enacted in New York.

     IN WITNESS WHEREOF, the undersigned have signed and sealed this Agreement the day and year first above written.


                                        ROBOTIC VISION SYSTEMS, INC.



                                        By:   /s/ Pat V. Costa
                                           --------------------------------
                                              NAME: PAT V. COSTA
                                              TITLE: PRESIDENT



                                        PNC BANK, NATIONAL ASSOCIATION



                                        By:   /s/ John C. Williams
                                           --------------------------------
                                              NAME: JOHN C. WILLIAMS
                                              TITLE: VICE PRESIDENT




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